UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Issuer

Pursuant to Section 13a-16 or 15d-16 of the

Securities Exchange Act of 1934

For the month of: September, 2019

Commission File Number: 001-38092

AKAZOO S.A.

(Name of registrant)

19 Rue de Bitbourg 1273 Luxembourg

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F  ☒             Form 40-F  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1):  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):  ☐

EXPLANATORY NOTE

Purpose of the Filing

Akazoo S.A., a Luxembourg public limited company (société anonyme) (formerly known as Modern Media Acquisition Corp. S.A.) (“Akazoo”), is filing this Report of Foreign Issuer on Form 6-K (using the EDGAR format type 8-K12B) pursuant to Rule 12g-3(f) under the U.S. Securities Exchange Act of 1934 (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, Akazoo is a “successor issuer” to Modern Media Acquisition Corp. (“MMAC”), which historically filed periodic reports under the Exchange Act. As shares of common stock, par value $0.0001 per share, of MMAC (“MMAC Common Stock”), warrants each exercisable for one share of MMAC Common Stock (“MMAC Warrants”), rights each exchangeable into one-tenth of one share of MMAC Common Stock (“MMAC Rights”) and units consisting of one share of MMAC Common Stock, one MMAC Right and one-half of one MMAC Warrant (collectively, the MMAC Securities”) were registered under Section 12(b) of the Exchange Act, Akazoo’s ordinary shares (“Akazoo Ordinary Shares”) and warrants each exercisable for one Akazoo Ordinary Share (“Akazoo $11.50 Warrants”) are now deemed registered under that section of the Exchange Act. Accordingly, as of the date hereof, Akazoo is required to and will file periodic reports under the Exchange Act with the U.S. Securities and Exchange Commission (the “SEC”). Akazoo is a “foreign private issuer” (as such term is defined in Rule 3b-4 under the Exchange Act) and intends to file and submit reports to the SEC under cover of forms available to foreign private issuers.

Background and Succession Pursuant to Rule 12g-3(d)

On September 11, 2019, the parties to the business transaction agreement, dated as of January 24, 2019, completed the previously announced business combination (the “Business Combination”) involving MMAC and Akazoo Limited, a private company limited by shares incorporated under the laws of Scotland (“Old Akazoo”). The Business Combination combined the assets and businesses of MMAC and Old Akazoo into Akazoo, with Akazoo continuing as a publicly traded entity. The Business Combination resulted in (1) stockholders of MMAC, equityholders of Old Akazoo and certain other equity investors together holding all of the outstanding Akazoo Ordinary Shares, Akazoo $11.50 Warrants and Akazoo $9.20 Warrants (as defined herein) and (2) Old Akazoo becoming a wholly owned subsidiary of Akazoo. The exchange of Akazoo Ordinary Shares and Akazoo $11.50 Warrants for previously outstanding shares of MMAC Common Stock and MMAC Warrants, and the exchange of Akazoo Ordinary Shares and Akazoo $9.20 Warrants for equity interests in Old Akazoo, were registered under the U.S. Securities Act of 1933 (the “Securities Act”) on Akazoo’s registration statement on Form F-4 (File No. 333-229613) (as amended, the “Registration Statement”), which was declared effective by the SEC on August 15, 2019.

In connection with the completion of the Business Combination:

1.	Immediately prior to the completion of the Business Combination:

a.	all outstanding MMAC Units separated into their individual components; and

b.

each MMAC Right entitling the holder to receive one-tenth of one share of MMAC Common Stock automatically converted into such fraction of MMAC Common Stock in accordance with the rights agreement governing such MMAC Rights;

2.	Upon the completion of the Business Combination:

a.

each share of MMAC Common Stock issued and outstanding immediately prior to the effective time of the Business Combination (including shares that were automatically issued to holders of MMAC Rights pursuant to the conversion of such rights described above) converted into the right to receive one Akazoo Ordinary Share;

b.

each MMAC Warrant (or portion thereof) issued and outstanding immediately prior to effective time of the Business Combination converted into an Akazoo $11.50 Warrant (or equivalent portion thereof) having and subject to substantially the same terms and conditions set forth in the MMAC Warrants; and

c.

all outstanding equity interests of Old Akazoo issued and outstanding immediately prior to the effective time of the Business Combination converted into the right to receive an aggregate of 36,243,012 Akazoo Ordinary Shares and warrants exercisable into an aggregate of 2,579,232 additional Akazoo Ordinary Shares, with such warrants having an exercise period of five years from issuance and an exercise price of $9.20 per Akazoo Ordinary Share (the “Akazoo $9.20 Warrants”); and

3.	Immediately following the completion of the Business Combination:

a.

Akazoo issued an aggregate of 6,512,898 additional Akazoo Ordinary Shares and 4,740,768 additional Akazoo $9.20 Warrants in a private placement offering pursuant to an exemption from the registration requirements of the Securities Act (the “PIPE Financing”);

b.

equity holders of Modern Media Sponsor, LLC, MMAC’s former sponsor, forfeited an aggregate of 2,600,000 Akazoo Ordinary Shares and 7,320,000 Akazoo $11.50 Warrants, all in accordance with the terms of the Business Combination; and

c.

Akazoo issued an aggregate of 874,460 additional Akazoo Ordinary Shares (i) in satisfaction of, and pursuant to the terms of, outstanding promissory notes of MMAC and (ii) on account of expenses associated with the Business Combination and as compensation for certain services previously provided to MMAC, all pursuant to an exemption from the registration requirements of the Securities Act (the “Fee Share Issuance”).

As a result of the foregoing, immediately following completion of the Business Combination, the PIPE Financing and the Fee Share Issuance, there were 49,633,316 Akazoo Ordinary Shares, Akazoo $11.50 Warrants exercisable into 10,349,997 Akazoo Ordinary Shares (at an exercise price of $11.50 per Akazoo Ordinary Share) and Akazoo $9.20 Warrants exercisable into 7,320,000 Akazoo Ordinary Shares (at an exercise price of $9.20 per Akazoo Ordinary Share) issued and outstanding.

Prior to the opening of trading on the NASDAQ Stock Market on September 11, 2019, each of the MMAC Securities was suspended from trading, and the Akazoo Ordinary Shares and Akazoo $11.50 Warrants were listed and commenced trading on the NASDAQ Stock Market under the symbols “SONG” and “SONGW,” respectively, on the same day.

The foregoing descriptions of the Business Combination, the Akazoo Ordinary Shares, Akazoo $11.50 Warrants and Akazoo $9.20 Warrants are qualified in their entirety by reference to the descriptions thereof included in the proxy statement/prospectus that is a part of the Registration Statement, which is incorporated herein by reference. The foregoing descriptions of the Akazoo Ordinary Shares, Akazoo $11.50 Warrants and Akazoo $9.20 Warrants are also qualified in their entirety by reference to the Incorporation Deed of Akazoo S.A., the Form of Warrant Agreement between Continental Stock Transfer and Trust Company and Akazoo relating to the Akazoo $11.50 Warrants and the Form of Warrant Agreement between Continental Stock Transfer and Trust Company and Akazoo relating to the Akazoo $9.20 Warrants filed as Exhibit 3.1, 4.1 and 4.2, respectively, to this Report of Foreign Issuer on Form 6-K and incorporated herein by reference.

Exhibits

Exhibit No.	Description

3.1	Articles of Association of Akazoo S.A.

4.1	Form of Warrant Agreement between Continental Stock Transfer and Trust Company and Akazoo relating to the Akazoo $11.50 Warrants

4.2	Form of Warrant Agreement between Continental Stock Transfer and Trust Company and Akazoo relating to the Akazoo $9.20 Warrants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AKAZOO S.A.

Date: September 11, 2019	By:	/s/ Apostolos N. Zervos
	Name:	Apostolos N. Zervos
	Title:	Chief Executive Officer